Where Intelligence Meets Infrastructure® Investor Presentation August & September, 2022

2 NON-GAAP Financial Measures In an effort to provide investors with additional information regarding the Company’s results as determined by accounting principles generally accepted in the United States (“GAAP”), the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. The Company presents adjusted net income, adjusted net income per diluted share, adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin as performance measures because management uses these measures in evaluating the Company’s underlying performance on a consistent basis across periods and in making decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s recurring performance. The Company presents net debt and net debt leverage as performance measures because management uses them in evaluating its capital management, and the investment community commonly uses them as measures of indebtedness. The Company presents free cash flow because management believes it is commonly used by the investment community to measure the Company’s ability to create liquidity. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this presentation and have been posted online at www.muellerwaterproducts.com. The Company does not reconcile forward-looking adjusted EBITDA to the comparable GAAP measure, as permitted by Regulation S-K, because certain items, e.g., expenses related to corporate development activities, pension benefits and corporate restructuring, may have not yet occurred, are out of the Company’s control and/or cannot be reasonably predicted without unreasonable efforts. Additionally, such reconciliation would imply a degree of precision and certainty regarding relevant items that may be confusing to investors. Such items could have a substantial impact on GAAP measures of the Company's financial performance.

3 Forward-Looking Statements This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the federal securities laws. All statements that address activities, events or developments that the Company intends, expects, plans, projects, believes or anticipates will or may occur in the future are forward-looking statements, including, without limitation, statements regarding outlooks, projections, forecasts, trend descriptions, environmental/sustainability plans, go-to-market strategies, operational excellence, acceleration of new product development, financial or operating performance, litigation outcomes, capital allocation and growth strategy plans, restructuring efficiencies and projected warranty charges. Forward-looking statements are based on certain assumptions and assessments made by the Company in light of the Company’s experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including the future impact of the COVID-19 pandemic on the Company’s operations and results, such as effects on the financial health of customers (including collections); logistical challenges and supply chain disruptions, geopolitical conditions, or other events; an inability to realize the anticipated benefits from our operational initiatives, including our large capital investments in Chattanooga and Kimball, Tennessee, and Decatur, Illinois, plant closures, and our reorganization and related strategic realignment activities; an inability to attract or retain a skilled and diverse workforce, increased competition related to the workforce and labor markets; an inability to protect the Company’s information systems against service interruption, misappropriation of data or breaches of security; failure to comply with personal data protection and privacy laws; cyclical and changing demand in core markets such as municipal spending, construction, and natural gas distribution; government monetary or fiscal policies; the impact of adverse weather conditions; the impact of manufacturing and product performance; the impact of wage, commodity and materials price inflation; the impact of warranty claims; an inability to successfully resolve significant legal proceedings or government investigations; compliance with environmental, trade and anti-corruption laws and regulations; climate change and legal or regulatory responses thereto; changing regulatory, trade and tariff conditions; the failure to integrate and/or realize any of the anticipated benefits of recent acquisitions or divestitures; an inability to achieve some or all of our Environmental, Social, and Governance goals; and other factors that are described in the section entitled “RISK FACTORS” in Item 1A of the Company’s most recent Annual Report on Form 10-K and later filings on Form 10-Q. Forward-looking statements do not guarantee future performance and are only as of the date they are made. The Company undertakes no duty to update its forward-looking statements except as required by law. Undue reliance should not be placed on any forward-looking statements. You are advised to review any further disclosures the Company makes on related subjects in subsequent Forms 10-K, 10-Q, 8-K and other reports filed with the U.S. Securities and Exchange Commission.

Mueller Water Products at a Glance

History

- Founded more than 165 years ago
- Spun off from Walter Industries in 2006
- Listed on NYSE (MWA) June 1, 2006
- Divested U.S. Pipe (April 2012)
- Divested Anvil (Jan. 2017)
- Acquired Singer Valve (Feb. 2017)
- Acquired Krausz Industries (Dec. 2018)
- Acquired i20 Water (June 2021)

LTM Highlights (1)

As of June 30, 2022

$1.2B Net Sales	**$201.5M** Adjusted EBITDA
$309.4M Capital Expenditures FY18-Q3FY22	**16.6%** Adjusted EBITDA % of Net Sales
$543.1M Cash Flow from Operations FY18-Q3FY22	**$233.7M** Free Cash Flow FY18-Q3FY22
$292.1M Net Debt	**1.4 x** Net Debt to Adjusted EBITDA
3,400 Employees Worldwide	**14** Facilities Worldwide

Geography (2)

(% of Consolidated Net Sales)


United States
Rest of World
Canada

Segments (2,3)

(% of Consolidated Net Sales)


Water Flow Solutions
Water Management Solutions

Products (2)

(% of Consolidated Net Sales)


Hydrants & Gate Valves
Brass Products
Specialty Valve & Repair
Technology-Enabled

End Markets (2)

(% of Consolidated Net Sales)


55-60% Repair and replacement of municipal water systems
30-35% Residential construction
<10% Natural gas utilities

(1) Provided with Q3FY22 earnings press release and presentation on August 4 & 5, 2022. See Appendix for reconciliation of non-GAAP measures to their corresponding GAAP measures.
(2) Consolidated net sales Information for geography, segments, products and end markets based on FY2021 information and estimates.
(3) Water Flow Solutions includes iron gate valves, specialty valves and service brass products. Water Management Solutions includes fire hydrants, repair and installation, natural gas, metering, leak detection, pressure control and software products.

MUELLER 4

5 • Leading brand and municipal market specification positions with large installed base • Comprehensive distribution network and strong end-user relationships with end-markets served by limited number of suppliers • Low-cost manufacturing operations using lost foam process • Favorable market dynamics in municipal and residential end-markets • Aging infrastructure driving the need for investment requiring a $1.7 trillion investment, according to the American Water Works Association with $55 billion of new funding included in the federal infrastructure bill to upgrade drinking water and wastewater infrastructure (1) • Enhanced operational excellence initiatives delivering ongoing productivity improvements • Prioritizing capital investments to modernize manufacturing facilities, equipment and processes to drive margin expansion and continued investment in product development • Potential adoption of technology-enabled products by water utilities to actively diagnose, monitor and control the delivery of drinking water • Proprietary fixed leak detection, pipe condition assessment, smart metering and software offerings for utilities to have flexible and scalable platform for infrastructure monitoring • Flexible balance sheet with 1.4x net debt leverage and ample liquidity with $315.6 million available • Enabling growth through capital investments and acquisitions, while historically returning cash to shareholders through dividends and share repurchases LONG-TERM END MARKET DYNAMICS CONTINUE TO IMPROVE LEVERAGING STRENGTHS TO INCREASE TECHNOLOGY-ENABLED PRODUCTS MODERNIZING MANUFACTURING AND DRIVING OPERATIONAL EXCELLENCE TO DELIVER MARGIN EXPANSION FLEXIBLE BALANCE SHEET AND STRONG CASH FLOW STRONG COMPETITIVE POSITION (1) American Water Works Association, Buried No Longer: Confronting America’s Water Infrastructure Challenge 2012 Investment Highlights

6 Focused on Executing Strategic Initiatives to Grow and Enhance Business Including New Management Structure and ESG Goals • Confident growth strategies, capital investments and operational initiatives will enable us to deliver further sales and adjusted EBITDA growth Where Intelligence Meets Infrastructure® Mueller is committed to manufacturing innovative products and creating smart solutions that will solve future challenges, whether it's at the source, at the plant, below the ground, on the street or in the cloud. Every day, we help deliver safe, clean drinking water to millions of people. Our Commitment to Sustainability As we look to the future, our commitment to advancing our environmental, social and governance (ESG) goals will remain at the forefront of how we operate our business and positively impact our world.

7 • 10% decrease in energy consumption intensity, exceeding goal of 3% annual reduction, leading to a 15% decrease in scope 1 and 2 greenhouse gas emissions (GHG) intensity • Reduced water withdrawal intensity by 15%, exceeding goal of 3 percent annual reduction • Decreased waste to disposal intensity by 11% and recycled more than 42,500 metric tons of scrap iron, steel and copper alloys, which more than offset our total waste generated • Utilized scrap sources of iron, steel and copper for approximately 81% of the total incoming material weight in our foundry melt recipe • 41% decrease in Total Recordable Incident Rate (TRIR) between 2012–2021 with 48% fewer injuries at the Company’s 3 foundries over the same period • Launched our Diversity, Equity and Inclusion Council, which includes 14 employee representatives from each U.S. manufacturing plant, our corporate headquarters and 3 Executive Sponsors • Introduced new ESG targets and goals, which we will monitor, update and report on our progress in the coming years 2021 Highlights 2nd ESG Report Highlights Strategy, Initiatives, Annual Performance, Targets and Goals as We Strive to Become a Sustainability Leader in our Industry REDUCING OUR ENVIRONMENTAL FOOTPRINT IN 4 KEY AREAS WATERENERGY GREENHOUSE GAS SOLID WASTE Learn more at www.muellerwp.com/environmental-social-and-governance Key ESG Targets • Reduce Scope 1 and Scope 2 GHG emissions intensity by 50 percent by 2035 using 2015 as a baseline • Reduce water withdrawal intensity by 3% year-over-year • Achieve zero waste to landfills by 2035 • Save 7.7 billion gallons of water loss in total from our EchoShore® leak detection technology by 2027 • Convert all brass products to lead- free alloy by 2030 and achieve 100% lead-free manufacturing processes by 2030 • Achieve a TRIR of zero by 2025 • Improve employee engagement in our Virgin Pulse Wellness Program by 5% year-over-year

Products and Markets

Strong Position in Broader Water Market

Leading Product Positions in Key Product Categories (1)

With over 160 years in the water utility market, Mueller Water Products has a large installed base of products used by customers for new construction and repair and replacement

	Fire Hydrants (#1 Product Position)	Iron Gate Valves (#1 Product Position)	Butterfly Valves (#1 Product Position)	Brass Products (#2 Product Position)
MUELLER	●	●	●	●
McWane	●	●	●	
ACIPCO	●	●		
DeZURIK			●	
A.Y. McDonald				●
Ford Meter Box				●

Water-Related Revenue as a % of Total Revenue (2)

Mueller Water Products is a water-focused company with approximately two-thirds of net sales related to repair and replacement activities of utilities



100%
100%
100%
99%
93%
90%
90%
86%
59%
PNR
AQUA
ZWS
AOS
BMI
MUELLER
WTS
XYL
FELE
Key Products
Water Treatment, Filtration, Aquatics/Pool, Point-of-Use
Water & Wastewater Treatment Solutions
Water control and safety, water distribution and drainage, finish plumbing and site works products
Hot Water Heaters & Boilers, Water Treatment
Water Metering
Hydrants, Iron Gate & Butterfly Valves, Brass Products, Pipe Repair & Leak Detection, Metering
Commercial & Residential Water Products
Water Transportation, Treatment, Testing and Metering
Water Pumping Systems

(1) Company estimates based on internal analysis and information from trade associations and distributor networks, where available.
(2) Company filings and presentations and management estimates.

MUELLER 9

10 Mueller is Uniquely Positioned to Address Opportunities with Utilities with its Leading Infrastructure Products and Installed Base

11 Water Utilities Are Facing Many Challenges • Unrealistic for U.S. water utilities and local governments to bridge the gap between their current capital spending and projected need for capital spending, based on the age and life expectancy of their infrastructure • Moving forward the industry will have to use multiple approaches to extend the life of their assets including measured allocation of capital funds, product innovation, predictive maintenance planning, and rate increases • Climate change is reducing both water availability and quality; solutions to retain, treat, and recycle water will need to be incorporated into investment and operating plans • Codification of contaminants regulation could accelerate innovation around testing for and removal of pollutants Aging Infrastructure Digitization Budget Pressures Aging Workforce Urbanization Population Shifts Water Utilities Implications for Utilities • Municipal repair and replacement remains a tailwind • More detailed customer segmentation is needed to market targeted points of differentiation to disparate users • Connecting infrastructure network to provide both predictive insight and mechanical functionality will enhance value proposition, thereby increasing adoption of products and services • Participating in training of the next generation of utility workers could be a competitive advantage • Web-enabled tools are needed to engage new generation of users • Alternative business models likely to become more attractive to utilities Implications for Mueller Regulation Climate

U.S. Water Infrastructure Requires Substantial Long-term Investment

Repair & Replacement Market

- Restoring existing water systems and expanding them to serve a growing population through 2050 will require a $1.7 trillion investment (1)
- ASCE grade for drinking water infrastructure is C- and grade for wastewater infrastructure is D+ (2)
- EPA analysis indicates the need to address aging transmission and distribution pipes is accelerating (see chart below); valves and hydrants are generally replaced along with pipe replacement and repair (3)



Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Accelerating Need
2000
2010
2020
2030
2040
2050
2060
2070
Year

U.S. Water Infrastructure CAPEX and Investment Gap

- Spending on Water & Wastewater CAPEX in U.S. is >$50B (4)
- ASCE estimates that the current annual investment gap expected to increase from $81B to $136B in 2039 (5)



Funding Gap $81B
CAPEX
2019
Funding Gap $136B
CAPEX
2039

(1) American Water Works Association, Buried No Longer: Confronting America's Water Infrastructure Challenge 2012
(2) ASCE: 2021 Report Card for America's Infrastructure
(3) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(4) Bluefield Research 2019, U.S. Municipal Water Infrastructure Forecast Report
(5) American Society of Engineers (ASCE): The Economic Benefits of Investing in Water Infrastructure

MUELLER 12

Aging Infrastructure Increasing Water Main Breaks

Aging of Pipe Infrastructure

- Average age of water pipes has increased to 45 years in 2020 from 25 years in 1970 (1)
- 2.2 million miles of underground pipes for drinking water with 240,000 water main breaks per year (2,3)
- Up to 30% of treated water is lost or unaccounted for in the water system (5)
- Growing number of states requiring water loss audits (6)

Average age of pipe infrastructure, by region (7)



5%
17%
43%
35%
16%
32%
20%
32%
17%
35%
17%
32%
6%
22%
38%
34%
System Age, Years
<30
31 to 60
61 to 100
>100

Water Main Break Rates Increasing (4)

- According to a study by Steven Folkman at Utah State University that surveyed nearly 200,000 miles of water pipelines in more than 300 municipalities in the U.S. and Canada, serving more than 14 percent of the two countries' total population:
  - Between 2012 and 2018, overall water main break rates increased by 27 percent, from 11 to 14 breaks/100 miles/year
  - More concerning is that breakage rates of cast iron and asbestos cement pipe — which make up 41 percent of the installed water mains in the U.S. and Canada — have increased by more than 40 percent over those six years
  - 82 percent of cast iron pipes are more than 50 years old and experiencing a 46 percent increase in break rates
  - Smaller utilities have two times more main breaks than large utilities
  - Nationwide, one mile of installed water main serves 308 people
  - The average age of failing water mains is approximately 50 years
  - Over 16 percent of North America's underground water infrastructure is past its design service life

(1) Bluefield Research 2019, Water Industry 4.0 Focus Report.
(2) U.S. Environmental Protection Agency, "Drinking Water Infrastructure Needs Survey and Assessment, Sixth Report to Congress," March 2018.
(3) EPA Aging Water Infrastructure Research Program.
(4) "Water Main Break Rates in the USA and Canada: A Comprehensive Study," March 2018, Steven Folkman at Utah State University, https://digitalcommons.usu.edu/cgi/viewcontent.cgi?article=1173&context=mae_facpub.
(5) Navigant Research.
(6) National Resource Defense Council.
(7) Bluefield Research, February 2022, "U.S. Water & Sewer Pipe Network Infrastructure: Market Trends and Forecasts, 2022 - 2030."

MUELLER 13

Funding Water Utilities Infrastructure Repair

Water Utilities in North America

- >50,000 water utilities and >14,000 wastewater utilities in U.S. and Canada (1)
- Around 1,100 water utilities, <2.5% of the total, serve approximately 60% of the estimated population served (>200M) (1)
- Approximately 14% of the U.S. population served by privately-owned water systems, including investor-owned utilities (IOU) (2)

Distribution of Water Utilities in North America (1)

Market Tier (by population served)	# Water Utilities	% of Total Utilities	Estimated Population Served	% of Population Served
>250,000	158	0.3%	109.3M	32.1%
50,000 - 250,000	981	1.9%	93.3M	27.4%
3,300 - 50,000	8,725	17.2%	109.9M	32.3%
<3,300	40,889	80.6%	27.7M	8.1%

Sources of Funding for U.S. Utilities

- For U.S. utilities, 96% funded at state and local government level (3)
  - Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $7,800, up 22% since 2016 (4)
  - CPI for water and sewerage maintenance increased 4.0% for 12 months ended July 31, 2022, and has historically exceeded CPI for all items and other utilities including natural gas, electricity, and postage (5)
  - U.S. municipal bond issuance for new capital increased 16.2% in calendar 2021 and 4.5% in YTD 2022 (Jan. to July) (6)
  - U.S. Federal government provides incentives for water utility projects such as Drinking Water State Revolving Funds (DWSRF) and Water Infrastructure Finance and Innovation Act (WIFIA) administered by the Environmental Protection Agency (EPA)
- Infrastructure Investment and Jobs Act ("IIJA" or "Infrastructure Bill"), signed Nov. 15, 2021, includes $55B of new funding dedicated to water, wastewater and stormwater infrastructure (7)
  - Represents highest level of federal spending in inflation-adjusted dollars since mid-1970s
  - Existing state revolving funds (drinking water and clean water) are primary ways for funding to get allocated to projects
  - Emphasis on directing funds towards small and disadvantaged communities either as grants or forgivable loans (incl. $5B of lead service line (LSL) funding)
  - Increases domestic procurement requirements, known as "Build America, Buy America" (BABA), from 55% to 75% over 8-years

(1) Bluefield Research 2019, Water Industry 4.0 Focus Report.
(2) Bluefield Research 2019, U.S. Private Water Utilities Report.
(3) RAND Corporation 2017 Report titled "Not Everything is Broken."
(4) American Water Works Association 2021 Water and Wastewater Rate Survey.
(5) Bureau of Labor Statistics.
(6) Securities Industry and Financial Markets Association (SIFMA) as of August 17, 2022.
(7) Bluefield Research, May 2022, "The Infrastructure Investment and Jobs Act: Breaking Down the Water Funding."

MUELLER 14

15 Need for Digital Water Solutions Expected to Accelerate Climate Change, Population Growth and Water Scarcity • Aging workforce and anticipated retirements rated as one of the top challenges facing utilities projected to see significant retirements over the next ten years (8) • Increasing consumer awareness and demand for water quality and usage information • Double-digit growth expected for emerging IoT and analytics solutions in areas like optimization, data integration, and strategic asset management (1) (1) Bluefield Research, June 2022, “The Digital Water Revolution: Global Digital Water Market Forecast, 2022 - 2030.” (2) Bluefield Research,2019, Water Industry 4.0 Focus Report. (3) EPA Aging Water Infrastructure Research Program. (4) “Water Main Break Rates in the USA and Canada: A Comprehensive Study,” March 2018, Steven Folkman at Utah State University. “Between 2012 and 2018, overall water main break rates increased by 27% from 11.0 to 14.0 breaks/(100 miles)/year. (5) Bluefield Research, February 2022, “U.S. Water & Sewer Pipe Network Infrastructure: Market Trends and Forecasts, 2022 – 2030.” (6) National Resource Defense Council. (7) U.S. Drought Monitor as of August 16, 2022 (includes contiguous 48 states). (8) American Water Works Association, “2022 State of the Water Industry Report.” • Increased frequency of extreme climate events elevating importance of infrastructure resiliency and water management with 67% of U.S. experiencing drought or abnormally dry conditions (7) • Population growth and migration trends leading to increased demand in suburban/rural areas (1) • Water scarcity awareness has increased conservation and use of low-flow appliances pressuring utility budgets, however additional resources will be needed to meet demand Aging Workforce, Consumer Awareness and Digitization Aging Infrastructure and Non-Revenue Water • Average age of water pipes has increased to 45 years in 2020 from 25 years in 1970 (2) • 240,000 water main breaks per year with 27% increase in break rates since 2012 (3,4) • Estimated that U.S. water utilities lose 5.5B gallons of drinking water per day due to pipe leakage and main breaks (5) • Growing number of states requiring water loss audits (6) “Bluefield projects that total global digital water spend will scale at an 8.8% CAGR through 2030 with approximately 25% of total global digital water spend in the U.S.” (1) Bluefield Research, June 2022

16 Broad-line of Connected Products that “Close the Loop” with Water Network Administrators & Assets A digital services platform for water utilities to monitor, operate and monetize water distribution networks. Monitor Drive insights to inform decision-making process Control Automatic control of network assets & mobile workforce Manage Data from multiple devices feeds machine learning models to create actionable insights Optimize Extend Asset Life. Optimize and Prioritize Expenditures. Remote Flushing Mobile Workforce Management Water Quality Metering & Flow Measurement Pressure Management Leak Detection Data Analytics Current Product Offerings Acoustic Fixed Leak Detection & Pipe Condition Assessment SentryxTM Water Quality Monitoring Pressure Monitoring & Control AMR, AMI, Remote Disconnect Meters, Communications • Currently have a number of products addressing these categories, including Echologics' pipe condition assessment services and fixed leak detection solutions, advanced meters and communication equipment, smart hydrants, pressure and water quality monitors, and most recently, our Sentryx™ software platform

17 Large Capital Projects Large Valve Foundry Brass Foundry Specialty Valve Manufacturing • Expect capital expenditures as a percent of consolidated net sales to decrease to less than 4% after the completion of the new brass foundry in Decatur, IL • Three large capital projects expected to account for total capital spending around $150M and expected to drive approximately $30M of annualized incremental gross profit from cost savings and increased sales, after all are complete and at full run rate • Benefits include accelerating product development, driving operational efficiencies, reducing duplicative expenses, increasing revenue, expanding capabilities for American-made products and advancing our sustainability environmental initiatives • Location: Chattanooga, TN • Timing: Construction completed with production volumes ramping up • Benefits: Expands domestic manufacturing capabilities and leverages additive manufacturing technologies for large gate and specialty valves to address anticipated increase in demand for larger valve sizes and “Build America Buy America” products • Location: Decatur, IL • Timing: Plant completion expected end of 2023 with ramp up in 2024 • Benefits: Replacing century-old plant with new state-of- the-art facility, using a new lead-free brass alloy, to increase capacity, expand product development capabilities, help achieve sustainability goals with lower energy usage, reduced waste and enhanced safety • Location: Kimball, TN • Timing: Plant consolidation and construction completion expected in 2023 (1) • Benefits: Consolidating multiple manufacturing facilities for specialty valves and knife gates into one location while also expanding domestic manufacturing capabilities to address anticipated increase in demand for “Build America Buy America” products (1) Represents timing of full project completion and not timing of full annualized benefit from efficiencies and sales from new products.

18 • Designed to increase revenue growth, drive operational excellence, accelerate new product development and enhance profitability • Positions us for improved long-term growth and increased margins, while helping to accelerate the commercialization of our technology-enabled products and the SentryxTM software platform Product Portfolio: • Iron Gate Valves, Specialty Valves (plug, check, butterfly, knife gate, industrial) and Service Brass Business Unit Goals • Accelerate manufacturing and assembly efficiencies across valve and brass products • Capitalize on three key capex projects: LCF, Kimball and Decatur brass foundry • Increase growth in product areas and support expansion of valves into new adjacencies Water Flow Solutions (56% of 2021 net sales) (1) Water Management Solutions (44% of 2021 net sales) (1) Product & Service Portfolio: • Fire Hydrants, Repair & Installation, Natural Gas, Metering, Leak Detection, Pressure Control and Software Business Unit Goals • Leverage hydrants which can provide a bridge for digital communications throughout the water system with enhanced coordination among products and services • Reduce product development cycle times with enhanced coordination of digitally enabled-products and network management New Management Structure (Began Q1 Fiscal 2022) (1) See 8-K filed January 19, 2022 for historical financial results recast in the new management structure.

Financial Performance

Q3 2022 Consolidated Results (1,2)

Net Sales ($M)



+7.3% y/y
$310.5
$333.2
Q3 FY2021
Q3 FY2022

- Increased net sales in both Water Flow Solutions (+10.7% y/y) and Water Management Solutions (+2.8% y/y)
- Growth at both segments driven by higher pricing across most product lines partially offset by lower overall volumes
- Ended quarter with record backlog
- Price realization more than offset inflation

Gross Profit ($M)

% of Net Sales



-6.7% y/y
-440 bps
$105.4
33.9%
$98.3
29.5%
Q3 FY2021
Q3 FY2022

- Gross margin decreased 440 bps. as benefits from higher pricing were more than offset by higher costs associated with unfavorable manufacturing performance, inflation and warranty obligations
- Increased warranty accrual resulted in a $4.5M charge
- Excluding this charge, gross margin was 30.9%, which sequentially improved 100 bps. compared with Q2FY22

Adj. EBITDA ($M)

% of Net Sales



-7.7% y/y
-290 bps
$62.6
20.2%
$57.8
17.3%
Q3 FY2021
Q3 FY2022

- Adjusted EBITDA margin of 17.3% decreased 290 bps. from prior year
- Adjusted EBITDA margin improved sequentially by 100 bps. compared with 16.3% in Q2FY22
- LTM adjusted EBITDA was $201.5M, or 16.6% of net sales

Adj. Net Income per share



+5.6% y/y
$0.18
$0.19
Q3 FY2021
Q3 FY2022

- Adjusted net income per share increased 5.6% to $0.19 from the prior year
- Net interest expense declined $2.6M to $4.2M from lower interest expense due to the refinancing of 5.5% Senior Notes with 4.0% Senior Notes in May 2021
- Effective tax rate was 21.1% as compared with 28.0% last year, primarily due to benefits from R&D tax credits

(1) Provided with Q3FY22 earnings press release and presentation on August 4 & 5, 2022.
(2) See Appendix for reconciliation of non-GAAP measures to their corresponding GAAP measures.

MUELLER 20

21 End Markets (Q3 2022) (1) • Order levels remained healthy during Q3 and believe municipal repair and replacement end market activity remained very strong, which continues to benefit from healthy budgets, especially at larger municipalities • Estimate that approximately two-thirds of net sales are related to repair and replacement activities of utilities providing resiliency for our business • Infrastructure bill, with $55B of new funds dedicated to water, wastewater and stormwater infrastructure, represents highest level of federal spending since mid-1970s • Appears to be a high level of interest in the infrastructure bill from municipalities; however, don't anticipate any benefit this year and believe benefits for next year could be limited due to ongoing supply chain constraints and labor availability challenges that could impact the timing of projects • Expect that beyond that time period, we should benefit from the Infrastructure bill spending • Believe demand continued to be at healthy levels during the quarter for residential construction end market, specifically lot and land development activity • Based on most recent monthly housing start data and other data points, the increase in interest rates is contributing to slower new residential construction activity • Continue to anticipate that this will lead to lower levels of lot and land development activity with activity slowing for the rest of the year relative to strong levels during the pandemic • Low inventories, demographics and population shifts suggest that we could return to normalized activity that is above pre- pandemic levels • Due to strong municipal demand levels, believe a lower level of new residential construction activity could help municipal repair and replacement activity given challenges with labor availability for construction Water Municipal Repair and Replacement (55-60% of Consolidated Net Sales) (2) New Residential Construction (30-35% of Consolidated Net Sales) (2) (1) Provided with Q3FY22 earnings press release and presentation on August 4 & 5, 2022. (2) Consolidated net sales Information for geography, segments, products and end markets based on FY2021 information and estimates.

22 Full-Year Fiscal 2022 Outlook (1) • On track to deliver our second consecutive year of double-digit consolidated net sales growth • Narrowing expectations for consolidated net sales growth between 11% and 12% compared with the prior year − Forecast takes into account the current expectations for orders, price realization and end market demand • Anticipate adjusted EBITDA to be comparable to the prior year − Expect the benefit from improved price realization to continue in Q4 resulting from multiple price increases we have already announced − Anticipate conversion margin in Q4 lower than previously anticipated primarily due to the operational challenges • Other items include: − Free Cash Flow positive for the full year − Total SG&A expense between $240M and $245M − Interest expense, net between $17M and $18M − Effective income tax rate between 22% and 24% − Depreciation and amortization between $60M and $61M − Capital expenditures between $50M and $55M (1) Provided with Q3FY22 earnings press release and presentation on August 4 & 5, 2022.

Free Cash Flow [(1)]

- Net cash provided by operating activities for the Q3FY22 nine-month period was $20.5M compared with $123.3M in prior year
- Decrease primarily due to higher inventories and payments for other liabilities, including customer rebates, income taxes and employee incentives
  - Average net working capital increased to 26.7% in Q3FY22 compared with 25.9% in Q3FY21 [(1)]
  - Inventories of $250.9M at end of Q3FY22 increased $21.7M in Q3 and $66.2M in the FY22 nine-month period
- Invested $36.7M in capital expenditures in Q3FY22 nine-month period compared to $46.1M in prior year
- Free cash flow was negative $16.2M for Q3FY22 nine-month period, primarily due to decrease in cash provided by operating activities partially offset by lower capital expenditures
- For the full year, anticipate free cash flow will be positive
- Repurchased $5.0M of common stock in Q3 and $25M FY22 nine-month period FY22 ($110.0M remaining under share repurchase authorization)



$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
-$20.0
$ in Millions
$123.3
$46.1
$77.2
YTD Q3 FY2021
$20.5
$36.7
-$16.2
YTD Q3 FY2022
Capital expenditures
Free cash flow
Cash provided by operating activities

(1) Provided with Q3FY22 earnings press release and presentation on August 4 & 5, 2022.
(2) Average Net Working Capital defined as the average of Net Receivables + Net Inventories – Accounts Payable for last 5 quarters.

MUELLER 23

Balance Sheet and Liquidity

- Continue to maintain a strong, flexible balance sheet with ample liquidity and capacity to support our capital allocation priorities

Credit Rating

- Moody's: Ba1 Corporate Rating, Ba1 Notes Rating, Stable Outlook
- S&P: BB Corporate and Notes Ratings, Stable Outlook

Debt Structure

- $450M of 4.0% Senior Notes (mature June 2029)
- Asset based lending agreement ("ABL") provides up to $175M revolving credit facility subject to borrowing base (LIBOR + 200 basis points) with none outstanding (terminates July 29, 2025)

Net Debt Leverage & Liquidity

- $292.1M net debt with total debt of $447.0M* and total cash of $154.9M
- Net debt leverage was 1.4x at June 30, 2022, vs. 1.0x at June 30, 2021
- No debt maturities prior to June 2029
- $315.6M of total liquidity including $160.7M of excess availability under the ABL, based on data as of June 30, 2022

Debt Maturities



$ in millions
$500
$400
$300
$200
$100
$0
No debt repayments prior to June 2029
$450
FY22 FY23 FY24 FY25 FY26 FY27 FY28 FY29

Financial Covenants

- No financial maintenance covenants on Senior Notes
- ABL not subject to any financial maintenance covenants unless excess availability is less than the greater of $17.5M and 10% of the Loan Cap; consolidated Fixed Charge Ratio permitted to be <1x unless threshold is triggered

* 4.0% Senior Notes include $4.8M of deferred financing costs.

MUELLER 24

25 Balanced and Disciplined Capital Allocation • Strong balance sheet, liquidity and cash flow supporting our strategies • Maintaining balanced approach to capital allocation to strengthen and grow the business through capital investments and bolt-on acquisitions • Continuing to return cash to our shareholders, primarily through our ongoing quarterly dividend – Board of Directors has paid quarterly dividend since becoming a publicly-traded company and increased quarterly dividend 7 times starting in May 2015 – Repurchased $25M of common stock YTD FY22 and $35M over last 12 months – $110M remaining authorization on our share repurchase program as of June 30, 2022 Shareholders 32% Balance Sheet 12% Strategic Investments 56% $312M to Shareholders - $177M dividends - $135M share repurchases Cash Allocation since December 31, 2016 (Through June 30, 2022) $538M to Strategic Investments - $346M capital expenditures - $192M acquisitions (1) (2) (1) Includes consolidated capital expenditures and cash paid for acquisitions of Krausz Industries, Singer Valve, Pratt Industrial JV and i2O Water (excludes proceeds from sales of assets). (2) Includes debt retirement and pension plan payments ($35M pension settlement in Q4FY17 and $2M to exit Canadian and multiemployer plans), and includes $22M payment for Walter Tax Settlement). Capital Allocation Priorities

26 Investment Highlights LONG-TERM END MARKET DYNAMICS CONTINUE TO IMPROVE LEVERAGING STRENGTHS TO INCREASE TECHNOLOGY-ENABLED PRODUCTS MODERNIZING MANUFACTURING AND DRIVING OPERATIONAL EXCELLENCE TO DELIVER MARGIN EXPANSION FLEXIBLE BALANCE SHEET AND STRONG CASH FLOW STRONG COMPETITIVE POSITION

Supplemental Data

28 Historical Financial Performance • Over last five years (FY16 to FY21), delivered net sales and adjusted EBITDA CAGRs of 6.8% and 5.4%, respectively • Prior to pandemic (FY16 to FY19), delivered net sales and adjusted EBITDA CAGRs of 6.5% and 8.3%, respectively $801 $826 $916 $968 $964 $1,111 $0 $200 $400 $600 $800 $1,000 $1,200 FY16 FY17 FY18 FY19 FY20 FY21 Consolidated Net Sales $ in millions $156 $164 $180 $198 $191 $204 19.5% 19.8% 19.7% 20.5% 19.8% 18.4% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $0 $50 $100 $150 $200 $250 $300 $350 $400 FY16 FY17 FY18 FY19 FY20 FY21 Consolidated Adjusted EBITDA and Adjusted EBITDA Margin (1,2) $ in millions NOTE: See SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures. (1) Adjusted EBITDA excludes other charges of $23.8M in FY2016, $21.2M in FY2017, $19.7M in FY2018, $43.3M in FY2019, $13.2M in FY2020 and $25.7M in FY2021. (2) For FY21, the denominator in the adjusted margin calculations excludes net sales of $6.0M associated with the elimination of the one-month reporting lag.

29 Strong Balance Sheet with Significant Flexibility • Reduced debt by $1.1B since March 31, 2006 and $650M since September 30, 2008 • Total debt of $447.0M and total cash of $154.9M leading to net debt leverage of 1.4x at June 30, 2022 • $315.6M of total liquidity including $160.7M of excess availability under the ABL, based on June 30, 2022 data • Capital structure and net leverage position provide flexibility to support capital investments, quarterly dividend and acquisitions $1,549 $1,127 $1,101 $1,096 $740 $692 $678 $623 $601 $541 $489 $484 $481 $445 $446 $448 $447 $447 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Mar-06 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 Q3FY22 Total Debt $ in millions

30 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended June 30, 2022 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 195.9 $ 137.3 $ — $ 333.2 Gross profit $ 60.8 $ 37.5 $ — $ 98.3 Selling, general and administrative expenses 22.7 25.5 12.6 60.8 Strategic reorganization and other charges — — 0.6 0.6 Operating income (loss) $ 38.1 $ 12.0 $ (13.2) $ 36.9 Operating margin 19.4% 8.7% 11.1 % Capital expenditures $ 8.1 $ 2.6 $ — $ 10.7 Reconciliation of non-GAAP to GAAP performance measures: Net income $ 26.5 Warranty charge (1) 4.5 Strategic reorganization and other charges 0.6 Income tax benefit of adjusting items (1.1) Adjusted net income $ 30.5 Weighted average diluted shares outstanding 157.6 Adjusted net income per diluted share $ 0.19 (1) The Company recorded a charge of $4.5 million in connection with its warranty obligations. (2) We do not allocate interest, income taxes or pension benefit (expense) other than service to our segments.

31 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended June 30, 2022 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 26.5 Income tax expense (2) 7.1 Interest expense, net (2) 4.2 Pension benefit other than service (2) (0.9) Operating income (loss) $ 38.1 $ 12.0 $ (13.2) 36.9 Warranty charge (1) — 4.5 — 4.5 Strategic reorganization and other charges — — 0.6 0.6 Adjusted operating income (loss) 38.1 16.5 (12.6) 42.0 Pension benefit other than service — — 0.9 0.9 Depreciation and amortization 7.6 7.2 0.1 14.9 Adjusted EBITDA $ 45.7 $ 23.7 $ (11.6) $ 57.8 Adjusted operating margin 19.4% 12.0% 12.6 % Adjusted EBITDA margin 23.3% 17.3% 17.3 % Adjusted EBITDA $ 45.7 $ 23.7 $ (11.6) $ 57.8 Three prior quarters’ adjusted EBITDA 117.2 59.6 (33.1) 143.7 Trailing twelve months’ adjusted EBITDA $ 162.9 $ 83.3 $ (44.7) $ 201.5 Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 0.9 Long-term debt 446.1 Total debt 447.0 Less cash and cash equivalents 154.9 Net debt $ 292.1 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 1.4x Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 19.7 Less capital expenditures (10.7) Free cash flow $ 9.0 (1) The Company recorded a charge of $4.5 million in connection with its warranty obligations. (2) We do not allocate interest, income taxes or pension benefit (expense) other than service to our segments.

32 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended June 30, 2021 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 177.0 $ 133.5 $ — $ 310.5 Gross profit $ 61.2 $ 44.2 $ — $ 105.4 Selling, general and administrative expenses 21.0 22.9 14.9 58.8 Strategic reorganization and other (credits) charges — 0.2 3.7 3.9 Operating income (loss) $ 40.2 $ 21.1 $ (18.6) $ 42.7 Operating margin 22.7% 15.8% 13.8 % Capital expenditures $ 11.5 $ 3.5 $ — $ 15.0 Reconciliation of non-GAAP to GAAP performance measures: Net income $ 14.4 Strategic reorganization and other charges 3.9 Loss on early extinguishment of debt 16.7 Income tax benefit of adjusting items (5.8) Adjusted net income $ 29.2 Weighted average diluted shares outstanding 159.3 Adjusted net income per diluted share $ 0.18 (1) We do not allocate interest, income taxes or pension benefit (expense) other than service to our segments.

33 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended June 30, 2021 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 14.4 Loss on early extinguishment of debt 16.7 Income tax expense (1) 5.6 Interest expense, net (1) 6.8 Pension benefit other than service (1) (0.8) Operating income (loss) $ 40.2 $ 21.1 $ (18.6) 42.7 Strategic reorganization and other (credits) charges — 0.2 3.7 3.9 Adjusted operating income (loss) 40.2 21.3 (14.9) 46.6 Pension benefit other than service — — 0.8 0.8 Depreciation and amortization 7.9 7.2 0.1 15.2 Adjusted EBITDA $ 48.1 $ 28.5 $ (14.0) $ 62.6 Adjusted operating margin 22.7% 16.0% 15.0 % Adjusted EBITDA margin 27.2% 21.3% 20.2 % Adjusted EBITDA $ 48.1 $ 28.5 $ (14.0) $ 62.6 Three prior quarters’ adjusted EBITDA 108.9 78.3 (34.2) 153.0 Trailing twelve months’ adjusted EBITDA $ 157.0 $ 106.8 $ (48.2) $ 215.6 Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 1.0 Long-term debt 445.6 Total debt 446.6 Less cash, cash equivalents and restricted cash 228.6 Net debt $ 218.0 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 1.0x Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 60.1 Less capital expenditures (15.0) Free cash flow $ 45.1 (1) We do not allocate interest, income taxes or pension benefit (expense) other than service to our segments.

34 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Nine months ended June 30, 2022 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 534.7 $ 381.3 $ — $ 916.0 Gross profit $ 169.9 $ 108.8 $ — $ 278.7 Selling, general and administrative expenses 65.1 73.5 36.5 175.1 Strategic reorganization and other charges — 0.2 3.4 3.6 Operating income (loss) $ 104.8 $ 35.1 $ (39.9) $ 100.0 Operating margin 19.6% 9.2% 10.9 % Capital expenditures $ 29.6 $ 7.1 $ — $ 36.7 Reconciliation of non-GAAP to GAAP performance measures: Net income $ 69.5 Warranty charge (1) 4.5 Strategic reorganization and other charges 3.6 Income tax benefit of adjusting items (1.8) Adjusted net income $ 75.8 Weighted average diluted shares outstanding 158.3 Adjusted net income per diluted share $ 0.48 (1) The Company recorded a charge of $4.5 million in connection with its warranty obligations. (2) We do not allocate interest, income taxes or pension benefit (expense) other than service to our segments.

35 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Nine months ended June 30, 2022 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 69.5 Income tax expense (2) 20.4 Interest expense, net (2) 13.0 Pension benefit other than service (2) (2.9) Operating income (loss) $ 104.8 $ 35.1 $ (39.9) 100.0 Warranty charge (1) — 4.5 — 4.5 Strategic reorganization and other charges — 0.2 3.4 3.6 Adjusted operating income (loss) 104.8 39.8 (36.5) 108.1 Pension benefit other than service — — 2.9 2.9 Depreciation and amortization 22.5 22.2 0.2 44.9 Adjusted EBITDA $ 127.3 $ 62.0 $ (33.4) $ 155.9 Adjusted operating margin 19.6% 10.4% 11.8 % Adjusted EBITDA margin 23.8% 16.3% 17.0 % Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 20.5 Less capital expenditures (36.7) Free cash flow $ (16.2) (1) The Company recorded a charge of $4.5 million in connection with its warranty obligations. (2) We do not allocate interest, income taxes or pension benefit (expense) other than service to our segments.

36 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) As a result of the elimination of the one-month reporting lag, the nine-month period ended June 30, 2021, includes an additional $6.0 million of Net sales, and an additional $1.4 million in Operating income in Water Management Solutions and Consolidated. (2) Cost of sales includes $2.4 million in Inventory write-downs and Strategic reorganization and other charges includes $1.8 million in termination benefits both associated with the closures of our facilities in Aurora, Illinois, and Surrey, British Columbia, Canada. (3) The denominator in the adjusted margin calculations for Water Management Solutions and Consolidated excludes Net sales of $6.0 million associated with the elimination of the one-month reporting lag. (4) We do not allocate interest, income taxes or pension benefit (expense) other than service to our segments. Nine months ended June 30, 2021 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales (1) $ 452.9 $ 362.5 $ — $ 815.4 Gross profit (2) $ 152.4 $ 119.8 $ — $ 272.2 Selling, general and administrative expenses 59.3 63.9 39.0 162.2 Strategic reorganization and other charges (credits) 0.1 (0.5) 6.5 6.1 Operating income (loss) (1) $ 93.0 $ 56.4 $ (45.5) $ 103.9 Operating margin 20.5% 15.6% 12.7 % Capital expenditures $ 37.6 $ 8.4 $ 0.1 $ 46.1 Reconciliation of non-GAAP to GAAP performance measures: Net income $ 52.0 Strategic reorganization and other charges 6.1 Loss on early extinguishment of debt 16.7 Inventory restructuring write-down 2.4 Benefit of one-month results related to elimination of reporting lag (1.4) Income tax benefit of adjusting items (6.3) Adjusted net income $ 69.5 Weighted average diluted shares outstanding 159.0 Adjusted net income per diluted share $ 0.44

37 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Nine months ended June 30, 2021 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 52.0 Loss on early extinguishment of debt 16.7 Income tax expense (4) 18.6 Interest expense, net (4) 19.0 Pension benefit other than service (4) (2.4) Operating income (loss) $ 93.0 $ 56.4 $ (45.5) 103.9 Strategic reorganization and other charges (credits) 0.1 (0.5) 6.5 6.1 Inventory restructuring write-down 2.4 — — 2.4 Benefit of one-month results related to elimination of reporting lag — (1.4) — (1.4) Adjusted operating income (loss) 95.5 54.5 (39.0) 111.0 Pension benefit other than service — — 2.4 2.4 Depreciation and amortization 22.8 21.6 0.2 44.6 Adjusted EBITDA $ 118.3 $ 76.1 $ (36.4) $ 158.0 Adjusted operating margin (3) 21.1% 15.3% 13.7 % Adjusted EBITDA margin (3) 26.1% 21.3% 19.5 % Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 123.3 Less capital expenditures (46.1) Free cash flow $ 77.2 (1) As a result of the elimination of the one-month reporting lag, the nine-month period ended June 30, 2021, includes an additional $6.0 million of Net sales, and an additional $1.4 million in Operating income in Water Management Solutions and Consolidated. (2) Cost of sales includes $2.4 million in Inventory write-downs and Strategic reorganization and other charges includes $1.8 million in termination benefits both associated with the closures of our facilities in Aurora, Illinois, and Surrey, British Columbia, Canada. (3) The denominator in the adjusted margin calculations for Water Management Solutions and Consolidated excludes Net sales of $6.0 million associated with the elimination of the one-month reporting lag. (4) We do not allocate interest, income taxes or pension benefit (expense) other than service to our segments.